INCOME TAX - Net deferred tax assets (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax asset
Organizational costs/Startup expenses	$ 122,876	$ 0
Total deferred tax asset	122,876	0
Valuation allowance	(122,876)	0
Deferred tax asset, net of allowance	$ 0	$ 0